                                                   UNITED STATES
                                        SECURITIES AND EXCHANGE COMMISSION
                                              Washington, D.C. 20549

                                                     FORM 8-K

                                                  CURRENT REPORT

                                      Pursuant to Section 13 OR 15(d) of the
                                          Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)    April 18, 2007
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                                              Elcom International, Inc.
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                                  (Exact Name of Registrant as Specified in Charter)

                Delaware                                000-27376                             04-3175156
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        (State or Other Jurisdiction                   (Commission                          (IRS Employer
              of Incorporation)                       File Number)                       Identification No.)

                         10 Oceana Way Norwood, Massachusetts                         02062
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                       (Address of Principal Executive Offices)                                             (Zip Code)

Registrant's telephone number, including area code      (781) 501-4000
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                                                         N/A
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                            (Former Name or Former Address, if Changed Since Last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

 Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

 Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

 Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

 Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

                                                                                                       Exhibit 10.1
Item 5.02  Departure of Directors or Certain  Officers;  Election of Directors;  Appointment  of Certain  Officers;
Compensatory Arrangements of Certain Officers.

Appointment of New Director

          At a meeting on April 18, 2007,  the Board of  Directors of Elcom  International,  Inc.  (the  "Company")
elected David Elliott as a Class I Director of the Company,  effective as of that date.  Mr.  Elliott was appointed
Vice  President of Finance and Secretary of the Company on February 16, 2007 and serves as the Company's  principal financial and  accounting  officer.  Mr.  Elliott,  who is 32, joined the Company on November 14, 2006 and has been responsible  for  implementing  a new financial  system in the Company's UK operations  and improving the Company's financial  controls and reporting.  Mr. Elliott was previously  employed by Volkswagen  Group and has been employed in a number of financial roles, having most recently been responsible for Volkswagen Group's  Development  Ventures
Fund.

                                                    SIGNATURES

      Pursuant to the  requirements  of the  Securities  Exchange Act of 1934,  the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                                       ELCOM INTERNATIONAL, INC.

Date:    April 23, 2007
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                                                                         By:   /s/ John E. Halnen
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                                                                       John E. Halnen

                                                                       President and Chief Executive Officer